Exhibit 10.2
SECURITY AGREEMENT
THIS SECURITY AGREEMENT (as amended and modified, this “Security Agreement”), dated as of August 24, 2011, is by and among each party identified as a “Grantor” on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a “Grantor”, and collectively the “Grantors”) and REGIONS BANK, as collateral agent (in such capacity, the “Collateral Agent”) for the holders of the Secured Obligations.
W I T N E S S E T H
WHEREAS, a senior secured credit facility has been established pursuant to the terms of that certain Credit Agreement dated as of the date hereof (as amended and modified, the “Credit Agreement”) among Pike Electric Corporation, a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto, as Guarantors, the Lenders identified therein and Regions Bank, as Administrative Agent and Collateral Agent; and
WHEREAS, this Security Agreement is required under the terms of the Credit Agreement;
NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions and Interpretive Provisions.
(a) Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement. In addition, the following terms, which are defined in the UCC as in effect in the State of North Carolina on the date hereof, are used as defined therein: Accession, Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Commingled Goods, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Proceeds, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper. As used herein:
“Administrative Agent” has the meaning provided in the introductory paragraph hereto, together with its successors and assigns in such capacity.
“Borrower” has the meaning provided in the recitals hereto.
“Collateral” has the meaning provided in Section 2.
“Collateral Agent” has the meaning provided in the introductory paragraph hereto, together with its successors and assigns in such capacity.
“Copyright License” means any written agreement, naming any Grantor as licensor, granting any right under any Copyright including any thereof referred to in Schedule 1 attached hereto.
“Copyrights” means (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Copyright Office including any thereof referred to in Schedule 1 attached hereto, and (b) all renewals thereof including any thereof referred to in Schedule 1 attached hereto.

“Credit Agreement” has the meaning provided in the recitals hereof.
“Grantor” and “Grantors” have the meanings provided in the introductory paragraph hereto, together with their respective successors and assigns.
“Indemnified Party” has the meaning provided in Section 7(b).
“Patent License” means any agreement, whether written or oral, providing for the grant by or to a Grantor of any right to manufacture, use or sell any invention covered by a Patent, including any thereof referred to in Schedule 1 attached hereto.
“Patents” means (a) all active letters patent of the United States or any other country and all reissues and extensions thereof, including any letters patent referred to in Schedule 1 attached hereto, and (b) all active applications for letters patent of the United States or any other country and all active divisions, continuations and continuations-in-part thereof, including any thereof referred to in Schedule 1 attached hereto.
“Secured Obligations” means the Obligations and, without duplication, all costs and expenses incurred in connection with enforcement and collection of the Secured Obligations, including fees and expenses of counsel.
“Security Agreement” has the meaning provided in the introductory paragraph hereto, as the same may be amended and modified from time to time.
“Trademark License” means any agreement, written or oral, providing for the grant by or to a Grantor of any right to use any Trademark, including any thereof referred to in Schedule 1 attached hereto.
“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all active registrations and recordings thereof, and all active applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including any thereof referred to in Schedule 1 attached hereto, and (b) all active renewals thereof.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of North Carolina unless application of the choice of law provisions of the North Carolina Uniform Commercial Code would require application of the laws of another jurisdiction.
“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.
(b) Interpretive Provisions, etc. Each of the terms and provisions of Section 1.3 of the Credit Agreement are incorporated herein by reference to the same extent and with the same effect as if fully set forth herein.

2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Grantor hereby grants to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following personal property of the Grantors, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):
(a)	all Accounts;

(b)	all cash and currency;

(c)	all Chattel Paper;

(d)	those Commercial Tort Claims identified on Schedule 2(d) attached hereto;

(e)	all Copyrights;

(f)	all Copyright Licenses;

(g)	all Deposit Accounts;

(h)	all Documents;

(i)	all Equipment;

(j)	all Fixtures;

(k)	all General Intangibles;

(l)	all Instruments;

(m)	all Inventory;

(n)	all Investment Property;

(o)	all Letter-of-Credit Rights;

(p)	all Patents;

(q)	all Patent Licenses;

(r)	all Software;

(s)	all Supporting Obligations;

(t)	all Trademarks;

(u)	all Trademark Licenses;

(v)	all other personal property of whatever type or description; and

(w)	all Accessions and all Proceeds of any and all of the foregoing.
Notwithstanding anything to the contrary contained herein, the security interests granted under this Security Agreement shall not extend to, and the term “Collateral” hereunder shall not include, (i) any Pledged Collateral (as such term is defined in the applicable Pledge Agreement) that is expressly included in the grant of security interests to the Collateral Agent pursuant to a Pledge Agreement, to the extent the Collateral Agent holds a valid first-priority (subject to Permitted Liens) perfected security interest in such Pledged Collateral thereunder or (ii) any Excluded Property.
The Grantors and the Collateral Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that: (A) the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising or acquired; (B) nothing herein or in the Credit Agreement or Pledge Agreement is to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Software, General Intangibles, Trademarks or Trademark Licenses; and (C) the Collateral does not include Software that is not owned by the Grantors that is not material or licenses pursuant to which Grantors license such Software that by their terms prohibit Grantor from granting a security interest therein.

3. Provisions Relating to Accounts.
(a) Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts included in the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Collateral Agent nor any holder of the Secured Obligations shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any holder of the Secured Obligations of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any holder of the Secured Obligations be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.
(b) After the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications, and upon the Collateral Agent’s request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. Following the occurrence and during the continuation of an Event of Default, the Collateral Agent, in its name or in the name of others, may communicate with account debtors on the Accounts to verify with them, to the Collateral Agent’s satisfaction, the existence, amount and terms of any Accounts.
4. Representations and Warranties. Each Grantor hereby represents and warrants:
(a) Legal Name; Chief Executive Office. As of the date hereof:
(i) Each Grantor’s exact legal name is (and for the prior four months, or since its formation if less than four months, has been) and jurisdiction of incorporation, organization or formation, federal taxpayer identification number, principal place of business and chief executive office are (and for the prior four months have been) as set forth on Schedule 4(a)(i) attached hereto.
(ii) Other than as set forth on Schedule 4(a)(ii) attached hereto, no Grantor has been party to a merger, consolidation or other change in structure or used any tradename in the prior four months.
(b) Location of Tangible Collateral. As of the date hereof, the location of all tangible Collateral (other than Collateral in transit) owned by each Grantor is as shown on Schedule 4(b) hereto (as such Schedule 4(b) may be updated from time to time by written notice to the Collateral Agent).
(c) Ownership. Each Grantor is or, with respect to Collateral acquired after the date hereof, will be, the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

(d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the holders of the Secured Obligations, in the Collateral of such Grantor and, when properly perfected by filing, shall constitute a valid perfected security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens and the security interest of the Collateral Agent hereunder.
(e) Types of Collateral. None of the Collateral consists of, or is the Accessions or the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes, or Standing Timber.
(f) Accounts. To the extent requested by the Collateral Agent, each Account of such Grantor that is evidenced by any Instrument or Chattel Paper has been theretofore endorsed over and delivered to, or submitted to the control of, the Collateral Agent.
(g) Inventory. No Inventory of a Grantor is held by any Person other than a Grantor pursuant to consignment, sale or return, sale on approval or similar arrangement.
(h) Copyrights, Patents and Trademarks.
(i) Schedule 1 attached hereto includes all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks (except for corporate names of Grantors) and Trademark Licenses owned by any Grantor in its own name, or to which any Grantor is a party, as of the date hereof.
(ii) To the best of each Grantor’s knowledge, each Copyright, Patent and Trademark owned by such Grantor is valid, subsisting, enforceable and has not been abandoned unless such Grantor has determined that such Copyright, Patent or Trademark is no longer necessary for the conduct of its business.
(iii) No Grantor has made any assignment or agreement in conflict with the security interest in the Copyrights, Patents or Trademarks identified on Schedule 1 of each Grantor hereunder.
(i) Commercial Tort Claims. As of the Closing Date, no Grantor has Commercial Tort Claims other than as set forth on Schedule 2(d) hereto.
5. Covenants. Each Grantor hereby covenants that, so long as any of the Secured Obligations remains outstanding and until all of the Revolving Commitments have been terminated, such Grantor shall:
(a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except the security interest of the Collateral Agent hereunder and as permitted under the Credit Agreement and the other Credit Documents.
(b) Preservation of Collateral. Keep the Collateral in good order, condition and repair and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable bylaw or applicable law; provided, however, that Grantors shall have the right to abandon any patent, trademark registration, copyright registration or application therefore if Grantors determine that such patent, trademark registration, copyright registration or application is no longer necessary or desirable for the conduct of their business.

(c) Instruments/Tangible Chattel Paper/Documents. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, such Grantor shall ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Grantor at all times or, if requested by the Collateral Agent, is immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent. To the extent requested by the Collateral Agent, the Grantor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Collateral Agent indicating the Collateral Agent’s security interest in such Tangible Chattel Paper.
(d) Change in Structure, Location or Type. Provide written notice to the Collateral Agent within ten days of any change in its name or state of formation or that it was or is to be part to merger, consolidation or other change in structure or use any tradename other than as set forth on Schedule 4(a)(ii) attached hereto, whether or not in a transaction permitted by the Credit Agreement, in order that the Collateral Agent may file new UCC financing statements or amend existing UCC financing statements to maintain a perfected security interest in the Collateral.
(e) Inspection. Upon reasonable notice, and during reasonable business hours, at all times allow the Collateral Agent or its representatives to visit and inspect the Collateral as set forth in Section 7.2 of the Credit Agreement.
(f) Authorization. Authorize the Collateral Agent to prepare and file such financing statements (including renewal statements), amendments and supplements or such other instruments as the Collateral Agent may from time to time reasonably deem necessary, appropriate or convenient in order to perfect and maintain the security interests granted hereunder in accordance with the UCC.
(g) Perfection of Security Interest. Execute and deliver to the Collateral Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Collateral Agent may reasonably request) and do all such other things as the Collateral Agent may reasonably deem necessary, appropriate or convenient (i) to assure to the Collateral Agent of the effectiveness and priority of its security interests hereunder, including (A) such financing statements (including renewal statements), amendments and supplements or such other instruments as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Exhibit 5(g)(i) attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 5(g)(ii) attached hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 5(g)(iii) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Collateral Agent of its rights and interests hereunder. To that end, each Grantor hereby agrees that the Collateral Agent may file one or more financing statements (with collateral descriptions broader and/or less specific than the description of the Collateral contained herein and which may include an “all assets” or other similar supergeneric description) disclosing the Collateral Agent’s security interest in any or all of the Collateral of such Grantor.

In the event for any reason the law of any jurisdiction other than the applicable jurisdiction as of the Closing Date becomes or is applicable to the Collateral of such Grantor or any part thereof, or to any of the Secured Obligations, such Grantor agrees to authorize or to execute and deliver all such instruments and to do all such other things as the Collateral Agent in its sole discretion reasonably deems necessary, appropriate or convenient to preserve, protect and enforce the security interests of the Collateral Agent under the law of such other jurisdiction (and, if such Grantor shall fail to do so promptly upon the request of the Collateral Agent, then the Collateral Agent may authorize or execute any and all such requested documents on behalf of such Grantor pursuant to the power of attorney granted herein). If any Collateral is in the possession or control of such Grantor’s agents and the Collateral Agent so requests, such Grantor agrees to notify such agents in writing of the Collateral Agent’s security interest therein and, upon the Collateral Agent’s request, instruct them to hold all such Collateral for the account of the Collateral Agent for the benefit of the holders of the Secured Obligations and subject to the Collateral Agent’s instructions. Such Grantor agrees to mark its books and records to reflect the security interest of the Collateral Agent in the Collateral.
(h) Vehicles. Pursuant to Section 7.14 of the Credit Agreement, provide or cause to be provided registration and notation of the Collateral Agent as first lienholder on the certificates of title for substantially all Vehicles owned or leased by such Grantor.
(i) Control. Execute and deliver all agreements, assignments, instruments or other documents as the Collateral Agent shall reasonably request for the purpose of obtaining and maintaining control within the meaning of the UCC with respect to any Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper, promptly on request, in the case of cash collateral provided pursuant to the terms of the Credit Agreement and, otherwise, promptly on request after the occurrence and during the continuation of an Event of Default.
(j) New Patents, Copyrights and Trademarks. Promptly provide the Collateral Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Security Interest in Copyrights, (B) with respect to Patents, a duly executed Notice of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Security Interest in Trademarks or (D) such other duly executed documents as the Collateral Agent may reasonably request in a form acceptable to counsel for the Collateral Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark that is the subject of such new application.
(k) Insurance. Insure, repair and replace the Collateral of such Grantor as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Collateral Agent hereunder.
(l) Commercial Tort Claims.
(i) Promptly notify the Collateral Agent in writing of the initiation of any Commercial Tort Claim before any Governmental Authority by or in favor of such Grantor or any of its Subsidiaries seeking damages in excess of $1,000,000.
(ii) Execute and deliver such statements, documents and notices and do and cause to be done all such things as the Collateral Agent may reasonably deem necessary, appropriate or convenient, or as are required by applicable law, to grant a security interest in any Commercial Tort Claim before any Governmental Authority seeking damages in excess of $1,000,000 and make any filing necessary to perfect and maintain the Collateral Agent’s security interest in any such Commercial Tort Claim.

6. Advances and Performance by the Collateral Agent. On failure of any Grantor to perform any of the covenants and agreements contained herein, the Collateral Agent may, at its sole option and in its sole discretion, upon notice to the Grantors, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Collateral Agent may make for the protection of the security hereof or that may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis (subject to Section 25) promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any default under the terms of this Security Agreement, the other Credit Documents or any other documents relating to the Secured Obligations. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
7. Remedies.
(a) General Remedies. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent, for the benefit of the holders of the Secured Obligations, shall have, in addition to the rights and remedies provided herein, in the Credit Documents, in any other documents relating to the Secured Obligations, or by applicable law (including levy of attachment and garnishment), the rights and remedies of a secured party under the UCC of the jurisdiction applicable to the affected Collateral and, further, may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Collateral Agent at the expense of the Grantors any Collateral at any place and time designated by the Collateral Agent that is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by applicable law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each of the Grantors acknowledges that any private sale referenced above may be at prices and on terms less favorable to the seller than the prices and terms that might have been obtained at a public sale and agrees that such private sale shall be deemed to have been made in a commercially reasonable manner. Neither the Collateral Agent’s compliance with applicable law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. In addition to all other sums due the Collateral Agent and the holders of the Secured Obligations with respect to the Secured Obligations, the Grantors shall pay the Collateral Agent and each of the holders of the Secured Obligations all reasonable costs and expenses incurred by the Collateral Agent or any such holder of the Secured Obligations (including reasonable attorneys’ fees and disbursements and court costs) in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Collateral Agent or the holders of the Secured Obligations or the Grantors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including any of the foregoing arising in, arising under or related to a case under Debtor Relief Laws. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the such Grantor in accordance with the notice provisions of Section 10.1 of the Credit Agreement at least ten (10) Business Days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable law, any holder of the Secured Obligations may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Grantors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Collateral Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by applicable law, be made at the time and place to which the sale was postponed, or the Collateral Agent may further postpone such sale by announcement made at such time and place.
(b) Remedies Relating to Accounts. Upon the occurrence and during the continuation of an Event of Default, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, each Grantor will promptly upon request of the Collateral Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Collateral Agent. In addition, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right to enforce any Grantor’s rights against its customers and account debtors, and the Collateral Agent or its designee may notify any Grantor’s customers and account debtors that the Accounts of such Grantor have been assigned to the Collateral Agent or of the Collateral Agent’s security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Collateral Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Collateral Agent, for the benefit of the holders of the Secured Obligations, in the Accounts. Each Grantor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Collateral Agent in accordance with the provisions hereof shall be held as cash collateral until applied as provided in Section 10 and that such Grantor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Collateral Agent and the holders of the Secured Obligations shall have no liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Grantor hereby agrees to indemnify the Collateral Agent and the holders of the Secured Obligations from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys’ fees suffered or incurred by the Collateral Agent or the holders of the Secured Obligations (each, an “Indemnified Party”) because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a Grantor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto. All amounts due under this subsection shall be payable within ten (10) Business Days after demand therefor.

(c) Access. In addition to the rights and remedies hereunder, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right to enter and remain upon the various premises of the Grantors without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Grantors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.
(d) Nonexclusive Nature of Remedies. Failure by the Collateral Agent or the holders of the Secured Obligations to exercise any right, remedy or option under this Security Agreement, any other Credit Document, any other documents relating to the Secured Obligations, or as provided by applicable law, or any delay by the Collateral Agent or the holders of the Secured Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Collateral Agent or the holders of the Secured Obligations shall only be granted as provided herein. To the extent permitted by applicable law, neither the Collateral Agent, the holders of the Secured Obligations, nor any party acting as attorney for the Collateral Agent or the holders of the Secured Obligations, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Collateral Agent and the holders of the Secured Obligations under this Security Agreement shall be cumulative and not exclusive of any other right or remedy that the Collateral Agent or the holders of the Secured Obligations may have.
(e) Retention of Collateral. To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.
(f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the holders of the Secured Obligations are legally entitled, the Grantors shall be jointly and severally liable for the deficiency (subject to clause (e) immediately above and Section 25), together with interest thereon at the Default Rate for Revolving Loans that are Base Rate Loans, together with the reasonable costs and expenses of collection and reasonable attorneys’ fees and disbursements. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

8. Rights of the Collateral Agent.
(a) Power of Attorney. In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Collateral Agent, on behalf of the holders of the Secured Obligations, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default, to the extent permitted by applicable law:
(i) to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Collateral, all as the Collateral Agent may reasonably deem appropriate;
(ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;
(iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Collateral Agent may reasonably deem appropriate;
(iv) to receive, open and dispose of mail addressed to a Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the Goods giving rise to the Collateral on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;
(v) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;
(vi) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;
(vii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;
(viii) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services that have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes;
(ix) to adjust and settle claims under any insurance policy relating thereto;
(x) to authorize or to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

(xi) to institute any foreclosure proceedings that the Collateral Agent may reasonably deem appropriate; and
(xii) to do and perform all such other acts and things as the Collateral Agent may reasonably deem appropriate or convenient in connection with the Collateral.
This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations shall remain outstanding and until all of the Revolving Commitments shall have been terminated. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Collateral.
(b) Assignment by the Collateral Agent. The Collateral Agent may assign the Secured Obligations and the security interests held by it in the Collateral in connection with its resignation as Collateral Agent pursuant to Section 10.6 of the Credit Agreement, and the assignee thereof shall be entitled to all of the rights and remedies of the Collateral Agent under this Security Agreement in relation thereto.
(c) The Collateral Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, of like value, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.
9. Rights of Required Lenders. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the holders of the Secured Obligations with the consent of the Required Lenders, in which event the holders of the Secured Obligations shall have all of the rights and obligations of, and the benefit of indemnities, waivers and releases in favor of, the Collateral Agent hereunder.
10. Application of Proceeds. After the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any Proceeds of the Collateral, when received by the Collateral Agent or any of the holders of the Secured Obligations in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 9.3 of the Credit Agreement, and each Grantor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

11. Release of Collateral. Upon request, the Collateral Agent shall promptly deliver to the applicable Grantor (at the Grantors’ expense) appropriate release documentation to the extent the release or disposition of Collateral is permitted under, and on the terms and conditions set forth in, the Credit Documents; provided that any such release, or the substitution of any of the Collateral for other Collateral, will not alter, vary or diminish in any way the force, effect, lien, pledge or security interest of this Security Agreement as to any and all Collateral not expressly released or substituted, and this Security Agreement shall continue as a first priority lien (subject to Permitted Liens) on any and all Collateral not expressly released or substituted.
12. Costs and Expenses. At all times hereafter, whether or not upon the occurrence of an Event of Default, the Grantors agree to promptly pay upon demand any and all reasonable costs and expenses (including reasonable attorneys’ fees and disbursements) of the Collateral Agent and the holders of the Secured Obligations (a) as required under Section 11.2 of the Credit Agreement and (b) as reasonably necessary to protect the Collateral or to exercise any rights or remedies under this Security Agreement or with respect to any of the Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.
13. Continuing Agreement.
(a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remains outstanding and until all of the Revolving Commitments have been terminated, or the Collateral Agent may release or terminate the security interests hereunder as may be provided under the Credit Agreement. Upon such payment and termination, this Security Agreement shall be automatically terminated and the Collateral Agent shall, upon the request and at the expense of the Grantors, forthwith release all of its liens and security interests hereunder and shall authorize or execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Security Agreement.
(b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any holder of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any Debtor Relief Laws, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by the Collateral Agent or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.
14. Amendments and Waivers. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except by written agreement of (a) the Grantors and (b) the Collateral Agent (with the consent or at the direction of the requisite Lenders under the Credit Agreement).
15. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Grantor, its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent and the holders of the Secured Obligations hereunder, to the benefit of the Collateral Agent and the holders of the Secured Obligations and their successors and permitted assigns; provided, however, that none of the Grantors may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders under the Credit Agreement or as expressly provided under the Credit Agreement.

16. Release. To the fullest extent permitted by applicable law, each Grantor hereby releases the Collateral Agent and each holder of the Secured Obligations, and their respective successors, assigns, officers, attorneys, employees and agents, from any liability for any act or omission or any error of judgment or mistake of fact or of law relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent or such holder of the Secured Obligations.
17. Notices. All notices required or permitted to be given under this Security Agreement shall be given as provided in Section 11.1 of the Credit Agreement.
18. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.
19. Headings. The headings of the sections and subsections herein are provided for convenience of reference only and shall not in any way affect the meaning or construction of any provision of the Security Agreement.
20. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial; Etc.
(a) GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.
(b) CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY UNITED STATES FEDERAL COURT SITTING IN OR WITH DIRECT OR INDIRECT JURISDICTION OVER THE WESTERN DISTRICT OF NORTH CAROLINA OR ANY STATE OR SUPERIOR COURT SITTING IN MECKLENBURG COUNTY, NORTH CAROLINA. BY EXECUTING AND DELIVERING THIS SECURITY AGREEMENT, EACH GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (c) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 11.1 OF THE CREDIT AGREEMENT IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (d) AGREES THAT THE COLLATERAL AGENT AND THE HOLDERS OF THE SECURED OBLIGATIONS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

(c) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS SECURITY AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE UNDER THE CREDIT AGREEMENT. IN THE EVENT OF LITIGATION, THIS SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
21. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
22. Entirety. This Security Agreement and the other Credit Documents constitute the entire agreement of the parties relating to the subject matter hereof and supersede all prior agreements and understandings, oral or written, relating to the subject matter hereof.
23. Survival of Representations and Warranties and Indemnities. All representations and warranties made hereunder or other document delivered pursuant hereto or in connection herewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent, the Collateral Agent and each holder of the Secured Obligations, regardless of any investigation made by the Administrative Agent, the Collateral Agent or any such holder of a Secured Obligation or on their behalf and notwithstanding that the Administrative Agent, the Collateral Agent or any holder of a Secured Obligation may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect so long as any of the Secured Obligations (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents) remains outstanding and until all of the Revolving Commitments have been terminated. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Security Agreement.
24. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of an Event of Default, and the Collateral Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Collateral Agent or the holders of the Secured Obligations under this Security Agreement, under any of the other Credit Documents or under any other document relating to the Secured Obligations.

25. Joint and Several Obligations of Grantors.
(a) Subject to subsection (c) of this Section 25, each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the holders of the Secured Obligations, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them.
(b) Subject to subsection (c) of this Section 25, each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Credit Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them.
(c) Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents or in any other documents relating to the Secured Obligations, the obligations of each Grantor that is a Guarantor under the Credit Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any other applicable Debtor Relief Laws (including any comparable provisions of any applicable state laws).
26. Joinder. At any time after the date of this Security Agreement, one or more additional Persons may become party hereto by executing and delivering to the Collateral Agent a joinder agreement or other documentation in form and substance satisfactory to the Collateral Agent. Immediately upon such execution and delivery of such joinder agreement or such other documentation (and without any further action), each such additional Person will become a party to this Security Agreement as a “Grantor” and have all of the rights and obligations of a Grantor hereunder and this Security Agreement and the schedules hereto shall be deemed amended by such joinder agreement or such other documentation.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	PIKE ELECTRIC CORPORATION, a Delaware corporation
	By:	/s/ Anthony K. Slater
		Name:	Anthony K. Slater
		Title:	Chief Financial Officer and Executive Vice President

PIKE ENTERPRISES, INC. a North Carolina corporation
	By:	/s/ Anthony K. Slater
		Name:	Anthony K. Slater
		Title:	Chief Financial Officer and Executive Vice President

PIKE ELECTRIC, LLC, a North Carolina limited liability company
	By:	/s/ James T. Benfield
		Name:	James T. Benfield
		Title:	President

PIKE ENERGY SOLUTIONS, LLC, a North Carolina limited liability company
	By:	/s/ Jimmy R. Hicks
		Name:	Jimmy R. Hicks
		Title:	President

PIKE ENERGY SOLUTIONS, INC., a California corporation
	By:	/s/ Jimmy R. Hicks
		Name:	Jimmy R. Hicks
		Title:	President

KLONDYKE CONSTRUCTION LLC, an Arizona limited liability company
	By:	/s/ Steven M. McClain
		Name:	Steven M. McClain
		Title:	Vice President
PIKE ELECTRIC CORPORATION
SECURITY AGREEMENT

ELEMENTAL ENERGY, INC., an Arizona corporation
By:	/s/ Steven M. McClain
	Name:	Steven M. McClain
	Title:	President

PIKE TANZANIA, LLC, a North Carolina limited liability company
By:	/s/ Anthony K. Slater
	Name:	Anthony K. Slater
	Title:	Vice President

PINE VALLEY POWER, INC., a Utah corporation
By:	/s/ Michael B. Horan
	Name:	Michael B. Horan
	Title:	President

PIKE EQUIPMENT AND SUPPLY COMPANY, LLC, a North Carolina limited liability company
By:	/s/ J. Clifford Edwards
	Name:	J. Clifford Edwards
	Title:	President
PIKE ELECTRIC CORPORATION
SECURITY AGREEMENT

Accepted and agreed to as of the date first above written.
REGIONS BANK,
as Collateral Agent

By:	/s/ P.S. Phillippi Name: P.S. Phillippi
Title: SVP
PIKE ELECTRIC CORPORATION
SECURITY AGREEMENT

SCHEDULES AND EXHIBITS

Schedule 1	Intellectual Property

Schedule 2(d)	Commercial Tort Claims

Schedule 4(a)(i)	Legal Name, Jurisdiction of Incorporation, Organization or Formation, Federal Taxpayer Identification Number, Principal Place of Business, Chief Executive Office

Schedule 4(a)(ii)	Mergers, Consolidations, Changes in Structure, Use of Tradenames

Schedule 4(b)	Location of Tangible Collateral

Exhibit 5(g)(i)	Form of Notice of Grant of Security Interest in Copyrights

Exhibit 5(g)(ii)	Form of Notice of Grant of Security Interest in Patents

Exhibit 5(g)(iii)	Form of Notice of Grant of Security Interest in Trademarks

Schedule 1: Intellectual Property
COPYRIGHTS AND COPYRIGHT LICENSES

Registration No.	Issue Date	Description
TXu000502916	1/3/92	Pike Safety and Training Manual
TX0004392532	9/30/96	Climbing to the Top — Book
ACTIVE TRADEMARKS AND TRADEMARK LICENSES

Registration No.	Issue Date	Mark
1,676,117	2/18/92	PIKE
1,676,118	2/18/92	Pike Power Pole Logo
2,259,952	7/6/99	PIKE ELECTRIC
2,316,744	2/8/00	PIKELINE
3,126,286	8/8/06	PIKE
3,885,239	12/7/10	PIKE ENERGY SOLUTIONS (and design)
3,885,240	12/7/10	PIKE ENERGY SOLUTIONS
PATENTS AND PATENT LICENSES

Reg./App. No.	Country	Issue/Pub. Date	Title
6,441,603	United States	8/27/02	Overhead Line Rating Monitor
2002303619	Australia	9/14/06	Overhead Line Rating Monitor
529683	New Zealand	2/9/06	Overhead Line Rating Monitor
European Patent Application No. 02731649.6	EU	1/28/04 (pub. date)	Overhead Line Rating Monitor

1-1

Schedule 2(d): Commercial Tort Claims
None.

2(d)-1

Schedule 4(a)(i): Legal Name, Jurisdiction of Incorporation, Organization or Formation,
Federal Taxpayer Identification Number, Principal Place of Business and Chief Executive Office

	Jurisdiction of	Federal
	Incorporation,	Taxpayer	Principal Place of Business
	Organization or	Identification	and
Legal Name	Formation	Number	Chief Executive Office
1. Pike Electric Corporation	Delaware	20-3112047	100 Pike Way, PO Box 868
Mount Airy, NC 27030
2. Pike Enterprises, Inc.	North Carolina	90-0609644	100 Pike Way, PO Box 868
Mount Airy, NC 27030
3. Pike Electric, LLC	North Carolina	56-0587238	100 Pike Way, PO Box 868
Mount Airy, NC 27030
4. Pike Equipment and Supply Company, LLC	North Carolina	27-0029438	200 Pike Way, PO Box 868
Mount Airy, NC 27030
5. Pike Energy Solutions, LLC	North Carolina	27-1532131	10101 Claude Freeman Drive,
Suite 100W Charlotte, NC 28262
6. Pike Energy Solutions, Inc.	California	27-3467678	12657 Alcosta Blvd.,
Suite 180
San Ramon, CA 94583
7. Klondyke Construction LLC	Arizona	26-0474083	2640 West Lone Cactus Drive
Phoenix, AZ 85027
8. Elemental Energy, Inc.	Arizona	26-3732958	2640 West Lone Cactus Drive
Phoenix, AZ 85027
9. Pike Tanzania, LLC	North Carolina	27-4028844	100 Pike Way, PO Box 868
Mount Airy, NC 27030
10. Pine Valley Power, Inc.	Utah	87-0652560	14860 South Concorde Park Drive
Bluffdale, UT 84065

4(a)(i)-1

Schedule 4(a)(ii): Mergers, Consolidations, Changes in Structure, Use of Tradenames
None.

4(a)(ii)-1

Schedule 4(b): Location of Tangible Collateral
Property Address
Highway 11
Monroe, GA
1050 New Hope Rd
Raleigh, NC
4150 Pebble Street
Charlotte, NC
300 Pike Way
Mount Airy, NC
100 Pike Way
Mount Airy, NC
200 Pike Way
Mount Airy, NC
212 Industrial Park Dr.
Cummin, GA
842 Ocean Hwy 17 West
Supply, NC
1255 Lindbergh Drive
Beaumont, TX
Hwy 77 South
Hillsboro, TX
174 Duncan Circle
Hiram, GA
905 White Circle Ct.
Marietta, GA
2479 Highway 11
Monroe, GA
Holly Springs Road
Mt. Airy, NC
Off Airport Road
Mt. Airy, NC

4(b)-1

11110 FM 1625
Creedmoor, TX 78610
3131 SE Loop Sinclair Rd
San Antoine, TX
4761 Peachtree Rd
Chamblee, GA
1963 Brady Ave
Halethorpe, MD
900 Manufacturers Road
Chattanooga, TN
3801-B Henry Street
Punta Gorda, FL
207 N Sun
Freer, TX
1820 Trade St.
Florence, SC
315 County Rd
Savannah, MO
10655 Roseland Rd.
Sebastian, FL
100 South King Ranch Road
Bandera, TX 78003
6500 Lakeview Rd.
Charlotte, NC
PO Box 147
Johnson City, TX
17200 Pines Blvd
Pembroke Pines, FL
8695 College Pkwy
Atrium Exec. Center, Suite 2180
Ft. Myers, FL
1482 Erie Boulevard
Schedectady, NY

4(b)-2

700 NE Multnomah, Suite 500
Portland OR
10101 Claude Freeman Drive
Cambridge Corp. Center, Suite 100
Charlotte, NC
5800 W.T. Harris Blvd.
Charlotte, NC
6624 Lakeview Rd.
Charlotte, NC
5501 E. Orange Ave.
Fort Pierce, FL
1750 East Street
North Fort Myers, FL
10292 Choccolocco Rd.
Anniston, AL
1802 South Cherokee Road
Catoosa, OK 74015
Suite 325 2000 Technology Drive
Pittsburgh, PA
Suite 180 12657 Alcosta Blvd, Building CC
San Ramon, CA
7019 Old Rutledge Pike
Knoxville, TN
3019 Alvin Devane Blvd, Suite 500
Austin TX
631 North Nugent Ave
Johnson City, TX
411 Tall Pines Rd
West Palm Beach, FL
2820 NE 20th Way
Gainsville, FL
2640 West Lone Cactus Road
Phoenix, AZ
2624 West Lone Cactus Road
Phoenix, AZ
14860 Concorde Park Drive
Bluffdale, UT
855 West 14730 South
Bluffdale, UT

4(b)-3

EXHIBIT 5(g)(i)
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
COPYRIGHTS
United States Copyright Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security Agreement dated as of August  _____, 2011 (as amended and modified, the “Security Agreement”) by and among the Grantors party thereto (each a “Grantor” and collectively, the “Grantors”) and Regions Bank, as Collateral Agent (the “Collateral Agent”) for the holders of the Secured Obligations referenced therein, the undersigned Grantor has granted to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown on Schedule 1 attached hereto.
The Grantors and the Collateral Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the copyrights and copyright applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

Very truly yours, [Grantor], a [________] [_________]
By:
Name:
Title:

Grantor’s Address:
Acknowledged and Accepted:
REGIONS BANK,
as Collateral Agent

By:
Name:
Title:
Collateral Agent’s Address:

EXHIBIT 5(g)(ii)
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
PATENTS
United States Patent and Trademark Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security Agreement dated as of August  _____, 2011 (as amended and modified, the “Security Agreement”) by and among the Grantors party thereto (each an “Grantor” and collectively, the “Grantors”) and Regions Bank, as Collateral Agent (the “Collateral Agent”) for the holders of the Secured Obligations referenced therein, the undersigned Grantor has granted to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in and continuing lien upon, the patents and patent applications set forth on Schedule 1 attached hereto.
The Grantors and the Collateral Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the patents and patent applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

Very truly yours, [Grantor], a [_________] [________]
By:
Name:
Title:

Grantor’s Address:
Acknowledged and Accepted:
REGIONS BANK,
as Collateral Agent

By:
Name:
Title:
Collateral Agent’s Address:

EXHIBIT 5(g)(iii)
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
TRADEMARKS
United States Patent and Trademark Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security Agreement dated as of August  _____, 2011 (as amended and modified, the “Security Agreement”) by and among the Grantors party thereto (each an “Grantor” and collectively, the “Grantors”) and Regions Bank, as Collateral Agent (the “Collateral Agent”) for the holders of the Secured Obligations referenced therein, the undersigned Grantor has granted to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in and continuing lien upon, the trademarks and trademark applications set forth on Schedule 1 attached hereto.
The Grantors and the Collateral Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the trademarks and trademark applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours, [Grantor], a [________] [__________]
By:
Name:
Title:

Grantor’s Address:
Acknowledged and Accepted:
REGIONS BANK,
as Collateral Agent

By:
Name:
Title:
Collateral Agent’s Address: